UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2016

CareTrust REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36181	46-3999490
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

905 Calle Amanecer, Suite 300,
San Clemente, CA	92673
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 542-3130

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 14, 2016, CareTrust REIT, Inc. (the “Company”) and its operating partnership, CTR Partnership, L.P. (the “Operating Partnership”), entered into an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, KeyBanc Capital Markets Inc. and Raymond James & Associates, Inc., as representatives of the several underwriters named in Schedule I thereto (collectively, the “Underwriters”), pursuant to which the Company agreed to sell, and the Underwriters agreed to purchase, 5,500,000 shares of the Company’s common stock, par value $0.01 per share (the “Firm Shares”), at a price of $13.35 per share (the “Purchase Price”). The Company also granted the Underwriters a 30-day option to purchase up to an additional 825,000 shares of common stock (the “Option Shares” and together with the Firm Shares, the “Shares”) at the Purchase Price. The Underwriters exercised their option to purchase the Option Shares on November 17, 2016. The Underwriting Agreement contains customary representations, warranties and covenants of the Company and the Operating Partnership, conditions to closing, indemnification obligations of the Company, the Operating Partnership and the Underwriters, and termination and other customary provisions.

The Company issued and delivered the Shares on November 18, 2016.

The offering of the Shares was made pursuant to a shelf registration statement filed with the Securities and Exchange Commission (the “SEC”) on January 8, 2016 (File No. 333-208925), a base prospectus, dated January 25, 2016, included as part of the registration statement, and a prospectus supplement, dated November 14, 2016, filed with the SEC on November 15, 2016 pursuant to Rule 424(b) under the Securities Act of 1933, as amended. The Company is filing as Exhibit 5.1 to this Current Report on Form 8-K an opinion of DLA Piper LLP (US) regarding certain matters of Maryland law, including the validity of the Shares to be issued and sold in the offering.

The foregoing summary of the Underwriting Agreement is qualified by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated November 14, 2016, by and among CareTrust REIT, Inc., CTR Partnership, L.P. and Wells Fargo Securities, LLC, KeyBanc Capital Markets Inc. and Raymond James & Associates, Inc., as representatives of the several underwriters named in Schedule I thereto.

5.1	Opinion of DLA Piper LLP (US).

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2016	CARETRUST REIT, INC.

	By:	/s/ William M. Wagner
William M. Wagner
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated November 14, 2016, by and among CareTrust REIT, Inc., CTR Partnership, L.P. and Wells Fargo Securities, LLC, KeyBanc Capital Markets Inc. and Raymond James & Associates, Inc., as representatives of the several underwriters named in Schedule I thereto.

5.1	Opinion of DLA Piper LLP (US).

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1).